Exhibit 3.33

THIRTY-FIRST AMENDMENT OF TWENTIETH RESTATED

CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE JONES FINANCIAL COMPANIES, L.L.L.P.

The undersigned, for the purpose of amending the Twentieth Restated Certificate of Limited Partnership under the Missouri Revised Uniform Limited Partnership Act, states the following:

(1)	The name of the limited partnership is The Jones Financial Companies, L.L.L.P., and the limited partnership's charter number is LP0000443.

(2)	The partnership filed the Twentieth Restated Certificate of Limited Partnership with the Missouri Secretary of State on January 30, 2015.

(3)

The Twentieth Restated Certificate of Limited Partnership is hereby amended to reflect the general partner withdrawals and admissions attached hereto on Exhibit A effective as of the dates listed on Exhibit A.

Upon the admissions and withdrawals of said partners, the number of general partners is 442.

In affirmation thereof, the facts stated above are true.

Dated:  January 24, 2018

General Partner:

By	/s/ James D. Weddle
James D. Weddle
Managing Partner/Authorized Person/Attorney-in-Fact

EXHIBIT A

Withdrawn General Partners:

Partner Name	Date Withdrawn as General Partner	Address 1 & 2	City, State & Zip
Azimian, Abbas-Arthur	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Bennett, Doug	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Carlson, Joseph Eric	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Charles E. Cloud & Christy H. Cloud Family Living Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Cobb, Marc Lin	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Dahlstrom, Jonathan Henry	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Damiano, Michael Angelo	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
David L. Lane Revocable Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Dexter Revocable Living Trust #1	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Dille, John Perrault	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Douglas Lee Rosen Revocable Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Dugan Family Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
DuWayne E. Reichart Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Goegan Family Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Gran-Ruaz, Thoralf Marcus	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
James A. Tricarico, Jr. Revocable Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Joseph & Carol Mirocke Revocable Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Joseph H. Schettler Living Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Kunkle, Steven Glenn	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
McCarey, John David	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Revocable Living Trust of Colleen Raley	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Riseling, Laurence Craig	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Rovers, Frederick H	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Ryan D Garrett Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Slein Family Joint Revocable Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Snapp, Gregory James	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Syrrel Christian Wilks Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
The Fernandez Revocable Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
The Ken M. Dude Revocable Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Thirty-First Amendment of Twentieth Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

The Rhonda L. Liesenfeld Revocable Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Thomas Jr, Ted Robinson	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Thompson, Ricky Reynolds	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Weber, Donald Erwin	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
William Jordan Welborn Revocable Living Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Young, David L	1/1/2018	12555 Manchester Road	St. Louis, MO 63131

Admitted General Partners:

Partner Name	Date Admitted as General Partner	Address 1 & 2	City, State & Zip
Anderson, Steven Jon	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Banister, Jeffrey Harlan	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Boysen, Robert Bunning	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Brown, Mary Patricia	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Carlson Jr, Glenn Tuell	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Carlson Revocable Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Chandler Jr, Billy Eugene	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Chanod Jr, Patrick John	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Coopman Living Trust Dated 4-27-2005	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Cowgill, James Matthew	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Davies, Joseph Pierre	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Dudley, Sean Edward	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Easley Family Wealth Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Edward J Dollinger Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Erikson, Matthew Augustus	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Gary & Katie Meyer Liv Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Gasper, Eric Stephen	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Gillette, Merri Jo	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Gross III, Elwood Frederick	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Haas, Lena	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Harper, Alyssa Rana	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Hartley, Keith Edward	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Haskell, Kelly Rae	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Henderson, Jason Thomas	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Howlett, Brad Wells	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Jeffrey L. Ritchey Living Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Jeffrey Robert Jones Revocable Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Thirty-First Amendment of Twentieth Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Jonathan H. Dahlstrom and Wanda E. Dahlstrom Revocable Living Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Kemezis, Christopher Charles	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Knittel, Joshua Aubrey	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Leary, John Edward	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Lewandowski, Thomas Carl	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Lugo, Sean Reed	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Lynch, Rebecca Marie	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
McKiel, Jennifer Shockey	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Milbrath, Robert Ray	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Nash, Todd Martin	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Newland, John Kenneth	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Otto, Richard T	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Philip James Streng Revocable Living Trust Agreement 5/29/1999	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Poole, Patrick Eric	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Rainosek Family Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Rea, Julie Kathleen	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Reynolds, Lance Michael	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Ridgeway, Kristie Lee	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Rueschhoff, Steven J	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Schmidt, Glenn Franklin	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Scott Family Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Skinner, John Andrew	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
The Christopher D. Hooper and Ann M. Hooper Revocable Living Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
The Douglas R. Meyer and Annette S. Meyer Revocable Living Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
The Payne Family Living Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
The Sims Family Living Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Thomas Weston Kissee and Caitlin Maria Kissee Joint Revocable Trust	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Walton, Chad Shane	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Ward, William Scott	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Wittig, Diana Rae	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Wylie, Mark Ryan	1/1/2018	12555 Manchester Road	St. Louis, MO 63131
Young, William Hastings	1/1/2018	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Thirty-First Amendment of Twentieth Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.